EXHIBIT 3
         to SCHEDULE 13D


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                             STOCKHOLDERS AGREEMENT



                                 by and between



                               Vincent K. McMahon,



                    The Vincent K. McMahon Irrevocable Trust,


                                       and


                           Invemed Catalyst Fund, L.P.



                         ------------------------------

                             Dated: August 30, 2001

                         ------------------------------



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                                TABLE OF CONTENTS
                                -----------------


STOCKHOLDERS AGREEMENT.........................................................1


ARTICLE I DEFINITIONS..........................................................1

         1.1      Definitions..................................................1

ARTICLE II [intentionally omitted].............................................3


ARTICLE III CORPORATE GOVERNANCE...............................................3

         3.1      General......................................................3
         3.2      Stockholder Actions..........................................3
         3.3      Election of Directors; Number and ...........................4
         3.4      Removal and Replacement of Director..........................4
         3.5      Reimbursement of Expenses; D&O Insurance.....................4

ARTICLE IV MISCELLANEOUS.......................................................5

         4.1      Notices......................................................5
         4.2      Successors and Assigns; Third Party Beneficiaries............5
         4.3      Amendment and Waiver.........................................5
         4.4      Counterparts.................................................5
         4.5      Specific Performance.........................................5
         4.6      Headings.....................................................6
         4.7      GOVERNING LAW................................................6
         4.8      Severability.................................................6
         4.9      Rules of Construction........................................6
         4.10     Entire Agreement.............................................6
         4.11     Term of Agreement............................................6
         4.12     Further Assurances...........................................6


                                       -i-

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                             STOCKHOLDERS AGREEMENT

                  STOCKHOLDERS AGREEMENT (this "AGREEMENT") dated August __, 2001, by and among Vincent K. McMahon, ("MCMAHON"), The Vincent K. McMahon Irrevocable Trust (the "SELLER") and Invemed Catalyst Fund, L.P., a Delaware limited partnership ("ICF").

                  WHEREAS, pursuant to the Stock Purchase Agreement, dated the date hereof (the "STOCK PURCHASE AGREEMENT"), by and between the Seller and ICF, the Seller has agreed to sell to ICF an aggregate of 1,886,793 shares of Class A common stock, par value $0.01 per share, of World Wrestling Federation Entertainment, Inc. (the "COMPANY"); and

                  WHEREAS, in order to induce ICF to enter into the Stock Purchase Agreement, the Seller and McMahon have agreed to provide for certain rights to ICF as specified herein.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS
                                   -----------

                  1.1 DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                  "AFFILIATE" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. In addition, any partner or member, as the case may be, of ICF shall be deemed to be an Affiliate of ICF.

                  "AGREEMENT" means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

                  "AMENDED AND RESTATED CERTIFICATE OF INCORPORATION" means the Amended and Restated Certificate of Incorporation of the Company.

                  "BOARD OF DIRECTORS" means the board of directors of the Company.

                  "CHARTER DOCUMENTS" means the Amended and Restated Certificate of Incorporation and the by-laws of the Company each as in effect on the date hereof.

                  "COMMISSION" means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

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                                                                               2

                  "CLASS A COMMON STOCK" means the Class A Common Stock, par value $0.01 per share, of the Company or any other capital stock of the Company into which such stock is reclassified or reconstituted.

                  "CLASS B COMMON STOCK" means the Class B Common Stock, par value $0.01 per share, of the Company or any other capital stock of the Company into which such stock is reclassified or reconstituted.

                  "COMMON STOCK EQUIVALENTS" means any security or obligation which is by its terms convertible, exchangeable or exercisable into or for shares of Class A Common Stock, including, without limitation, the Class B Common Stock, the Preferred Stock, if and when authorized and issued by the Company, and any option, warrant or other subscription or purchase right with respect to Class A Common Stock.

                  "COMPANY" has the meaning set forth in the preamble to this Agreement.

                  "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                  "GOVERNMENTAL AUTHORITY" means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "ICF" has the meaning set forth in the preamble to this Agreement.

                  "ICF DIRECTOR" has the meaning set forth in Section 3.3.

                  "ICF STOCKHOLDER" means ICF and any Affiliate thereof to whom Shares are transferred for so long as it remains an Affiliate.

                  "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences).

                  "MCMAHON STOCKHOLDERS" means Vincent K. McMahon, The Vincent
K. McMahon Irrevocable Trust, and any "Affiliate of the Initial Class B Stockholder" (as defined in the Amended and Restated Certificate of Incorporation) thereof to whom Shares are transferred, and the term "MCMAHON STOCKHOLDER" shall mean any such Person.

                  "PERSON" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

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                                                                               3

                  "PREFERRED STOCK" means the Preferred Stock of the Company, par value $0.01 per share.

                  "SECURITIES ACT" means the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "SELLER" has the meaning set forth in the preamble to this Agreement.

                  "SHARES" means, with respect to the McMahon Stockholders and the ICF Stockholder, all shares, whether now owned or hereafter acquired, of Class A Common Stock, Class B Common Stock and Preferred Stock, and any other Common Stock Equivalents owned thereby.

                  "STOCK PURCHASE AGREEMENT" has the meaning set forth in the recitals to this Agreement.

                  "STOCKHOLDERS" means each of the McMahon Stockholders and the ICF Stockholder and the term "STOCKHOLDER" shall mean any such Person.

                  "STOCKHOLDERS MEETING" has the meaning set forth in Section
3.1.

                  "TRANSFER" shall mean to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise).

                  "WRITTEN CONSENT" has the meaning set forth in Section 3.1.

                                   ARTICLE II

                             [intentionally omitted]

                                  ARTICLE III

                              CORPORATE GOVERNANCE
                              --------------------

                  3.1 GENERAL. From and after the execution of this Agreement, each Stockholder shall vote his, her or its Shares at any regular or special meeting of stockholders of the Company (a "STOCKHOLDERS Meeting") or in any written consent executed in lieu of such a meeting of stockholders (a "WRITTEN Consent"), and shall take all other actions necessary, to give effect to the provisions of this Agreement (including, without limitation, Section 3.3 hereof) and to ensure that the Charter Documents do not, at any time hereafter, conflict in any respect with the provisions of this Agreement.

                  3.2 STOCKHOLDER ACTIONS. In order to effectuate the provisions of this Article III, each Stockholder (a) hereby agrees that when any action or vote is required to be taken by such Stockholder pursuant to this Agreement, such Stockholder shall use his, her or its reasonable best efforts to call, or cause the appropriate officers and directors of the Company to call, a Stockholders Meeting, or to execute or cause to be executed a

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                                                                               4

Written Consent to effectuate such stockholder action, (b) shall use his, her or its reasonable best efforts to cause the Board of Directors to adopt, either at a meeting of the Board of Directors or by unanimous written consent of the Board of Directors, all the resolutions necessary to effectuate the provisions of this Agreement, and (c) shall use his, her or its reasonable best efforts to cause the Board of Directors to cause the Secretary of the Company, or if there be no secretary, such other officer of the Company as the Board of Directors may appoint to fulfill the duties of Secretary, not to record any vote or consent contrary to the terms of this Article III.

                  3.3 ELECTION OF DIRECTORS; NUMBER AND COMPOSITION. As long as the ICF Stockholder continues to own at least 650,000 shares of Class A Common Stock (subject to adjustments if the Company pays a dividend in shares of Class A Common Stock or distributes shares of Class A Common Stock to the holders of Class A Common Stock, subdivides or combines the Class A Common Stock), each Stockholder shall vote its Shares at any Stockholders Meeting called for the purpose of filling the positions on the Board of Directors, or in any Written Consent executed for such purpose, and take all other actions necessary to ensure the election to the Board of Directors of Michael B. Solomon (the "ICF Director") or, if he is unable or unwilling to so serve, one individual designated by ICF of standing within the business world reasonably comparable to that of Mr. Solomon (a "Qualified Successor"). Mr. Solomon or the Qualified Successor shall also consent to serve on any Board of Directors committee designated by the Company. Nothing contained in this Agreement shall preclude any Stockholder from voting to remove for cause Mr. Solomon or any Qualified Successor.

                  3.4      REMOVAL AND REPLACEMENT OF DIRECTOR.

                           (a)      REMOVAL OF DIRECTORS. If at any time the ICF
Stockholder notifies other Stockholders of its wish to remove at any time for cause the ICF Director, then each Stockholder shall vote all of his, her or its Shares so as to remove such ICF Director.

                           (b)      REPLACEMENT OF DIRECTORS.

                                    (i)     If at any time, a vacancy is created
on the Board of Directors by reason of the incapacity, death, removal (by reason of the last sentence of Section 3.3, Section 3.4(a) or otherwise) or resignation of the ICF Director, then the ICF Stockholder shall designate a Qualified Successor and the Stockholders shall use their reasonable best efforts to cause the Board of Directors to appoint such Qualified Successor to fill the vacancy until the next Stockholders Meeting.

                                    (ii)    Upon receipt of notice of the
designation of a nominee pursuant to Section 3.4(b)(i), each Stockholder shall, as soon as practicable after the date of such notice, take all reasonable actions, including the voting of his, her or its Shares, to elect the Qualified Successor so designated to fill the vacancy.

                  3.5 REIMBURSEMENT OF EXPENSES; D&O INSURANCE. The McMahon Stockholders shall use their reasonable efforts to cause the Company to reimburse the

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                                                                               5

ICF Stockholder or their respective designees, for all reasonable travel and accommodation expenses incurred by the ICF Director in connection with the performance of his or her duties as a director of the Company upon presentation of appropriate documentation therefor. Each Stockholder shall use reasonable efforts to cause the Company to, maintain a directors' liability insurance policy that is acceptable to the Board of Directors.

                                   ARTICLE IV

                                  MISCELLANEOUS
                                  -------------

                  4.1 NOTICES. All notices, demands or other communications provided for or permitted hereunder shall be made in accordance with the provisions of and at the address of the party to which such communication is addressed set forth in Section 6.3 of the Stock Purchase Agreement.

                  4.2 SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon successors and permitted assigns of the parties hereto who are simultaneously being transferred Shares. Each ICF Stockholder shall be entitled to the benefits of this Agreement. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

                  4.3      AMENDMENT AND WAIVER.

                           (a)      No failure or delay on the part of any party
hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

                           (b)      Any amendment, supplement or modification of
or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by the ICF Stockholder and the McMahon Stockholders.

                  4.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  4.5 SPECIFIC PERFORMANCE. The parties hereto intend that each of the parties have the right to seek damages or specific performance in the event that any other party hereto fails to perform such party's obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against

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                                                                               6

whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

                  4.6 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  4.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

                  4.8 SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  4.9 RULES OF CONSTRUCTION. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

                  4.10 ENTIRE AGREEMENT. This Agreement, together with the exhibits hereto, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, supersede all prior agreements and understandings among the parties with respect to such subject matter.

                  4.11 TERM OF AGREEMENT. This Agreement shall become effective upon the execution hereof and shall terminate upon the earlier of (i) the date that the ICF Stockholder owns less than 650,000 shares of Class A Common Stock (subject to adjustments if the Company pays a dividend in shares of Class A Common Stock or distributes shares of Class A Common Stock to the holders of Class A Common Stock, subdivides or combines the Class A Common Stock) and (ii) the twentieth anniversary of the date hereof.

                  4.12 FURTHER ASSURANCES. Each of the parties shall, and shall cause their respective Affiliates to, execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this agreement.

                  [Remainder of page intentionally left blank]

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                                                                               7

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Stockholders Agreement on the date first written above.


                                   /s/ Vincent K. McMahon
                                   --------------------------------------------
                                   Vincent K. McMahon



                                   The Vincent K. McMahon Irrevocable Trust

                                   By:  /s/ Vincent K. McMahon
                                        ---------------------------------------
                                        Name:   Vincent K. McMahon
                                        Title:  Trustee



                                   By:  Invemed Catalyst GenPar, LLC,
                                        its general partner

                                        By:  Gladwyne Catalyst GenPar, LLC,
                                             its managing member


                                        /s/ Suzanne Present
                                        ---------------------------------------
                                        Name:   Suzanne Present
                                        Title:  Member